EXHIBIT 99.2
Conference Call & Webcast Discussion of Fourth Quarter and Full Year 2007 Results March 18, 2008 NASDAQ: TDSC www.3dsystems.com

Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Andy Johnson Assistant General Counsel

Welcome Webcast Viewers To listen to the conference via phone and to ask questions during our Q&A session, please dial: 1-877-591-4956 in the United States 1-719-325-4936 from outside the United States We will not accept questions through the web site or "Audio Streaming."

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. 4

Operating Results Abe Reichental President & CEO

Operating Results Fourth Quarter Fourth Quarter % Change YR - YR Operating Results 2007 2006 % Change YR - YR Revenue $44.9 $42.6 6% Gross Profit % of Revenue $18.1 40% $16.1 38% 13% Operating Expenses % of Revenue $16.7 37% $21.4 50% (22%) Net Income (Loss) Available To Common Stockholders $1.4 ($6.0) (123%) Depreciation & Amortization % of Revenue $1.5 3% $2.1 5% (31%) Fully Diluted Income (Loss) Per Share $0.06 ($0.31) (119%) Fourth Quarter 2007 Operating Results ($ Millions except per share amounts)

Full Year 2007 Operating Results ($ Millions except per share amounts) Operating Results Full Year Full Year % Change YR - YR Operating Results 2007 2006 % Change YR - YR Revenue $156.5 $134.8 16% Gross Profit % of Revenue $63.5 41% $46.3 34% 37% Operating Expenses % of Revenue $68.6 44% $71.9 53% (5%) Net Loss Available To Common Stockholders ($6.7) ($30.7) (78%) Depreciation & Amortization % of Revenue $7.0 4% $6.5 5% 7% Fully Diluted Loss Per Share ($0.33) ($1.77) (81%)

Annual Materials Revenue Growth Proprietary Material Cartridges 8.1% CAGR 17.1% CAGR 2000 2006 2001 2002 2003 2004 2005 2007 Full Year + 19% Millions 5 10 15 20 25 30 35 40 45 50 60 0 $25 Million $62 Million

Revenue Contribution From New Products


New Products As % of Total Revenue by Quarter
60%
50%
40%
30%
20%
10%
0%
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

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Other Matters: Tangible Express Update Tangible Express (TE) filed suit in Salt Lake City on January 22 claiming more than $4.3 million of damages on various theories. Subsequently Tangible Express announced that it was closing its doors, no longer providing prototyping services and selling its equipment. On February 28 we purchased certain equipment from Tangible Express for $5.3 million. In connection with this transaction, Tangible Express paid us approximately $638,000 covering the net amount of accounts receivable that it owed us. In connection with these arrangements, we entered into a Settlement and Release Agreement with Tangible Express Both parties agreed to a general release of all claims against the other We regret that the fractional ownership business model did not gain further traction and are pleased with the settlement reached between TE and 3D During 2007 TE represented less than 5% of our annual revenue We believe that the loss of recurring revenues from this activity will not be detrimental to our growth plans

Financial Review Damon Gregoire Vice President & CFO

Full Year 2007 Revenue Mix By Category and Region 25 50 75 100 125 150 175 0 Millions 34% 39% 27% 37% 40% 23% 43% 40% 17% 42% 44% 14% 2006 2007 2006 2007 Services Materials Systems & Other Asia Pacific Europe North America $134.8 $156.5 $134.8 $156.5

Fourth Quarter 2007 Gross Profit Margin ($ Millions) Gross profit margin increase due to: Higher revenue in the fourth quarter Relatively lower increase in cost of sales Absence in the 2007 period of the business disruptions that reduced 2006 margins Higher service revenue and profit margin in the period 2007 2006 % Revenue 42% $ 14.7 Yr-Yr % TOTAL Services Products $ Millions % Revenue $ Millions *Columns may not add due to rounding 34% 40% $ 3.5 $ 18.1 44% $ 14.2 19% 38% $ 1.8 $ 16.1 3% 88% 13%

Full Year 2007 Gross Profit Margin ($ Millions) Gross profit margin increase due to: Higher revenue for the year Relatively lower increase in cost of sales Absence of business disruptions that reduced 2006 margins *Columns may not add due to rounding 45% $54.5 TOTAL Services Products 25% 41% $ 8.9 $63.5 40% $ 39.3 19% 34% $ 7.0 $ 46.3 39% 29% 37% 2007 2006 % Revenue Yr-Yr % $ Millions % Revenue $ Millions

Fourth Quarter 2007 Operating Expenses ($ Millions) SG&A R&D $12.5 Restructuring $ 4.2 (22%) Total Operating Cost $16.7 $21.4 2007 (24%) 5% (100%) $16.4 $ 4.0 $ 1.0 2006 Yr-Yr % - Expect SG&A expenses in 2008 to fall into the range of $44 million to $52 million

Full Year 2007 Operating Expenses ($ Millions) Expect to incur approximately $13 million to $14 million of R&D expenses for 2008 2007 2006 Yr-Yr % SG&A R&D $54.2 Restructuring $14.4 (5%) Total Operating Cost $68.6 $71.9 6% 2% (100%) $51.2 $14.1 $6.6 - *Columns may not add due to rounding

40 60 80 100 120 140 160 Days Working Capital Management Progress Days Inventory On Hand Days Sales Outstanding Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 68 64 131 101 100 68 78 74 78 93 67 65 116 90 95 73

Cash Position 12/31/2007 ($000's) Cash increased by $4,217 during Q4. Net cash provided by operating activities was $10.2 million in second half of 2007, reversing $7.6 million of cash used in operating activities through first half of 2007. $29,689 Cash at 12/30/07 Net Cash at 9/30/07 $25,472 Q4 Increase in Cash 4,217

Progress Report Abe Reichental President & CEO

State of Business We believe that: The significant business setbacks and disruptions we experienced in 2006 are now completely behind us Healthy sales of our systems and materials suggest that the demand for our new products is strong Repeat sales of Viper(tm) Pro and Sinterstation(r) Pro systems to early adopters indicate marketplace confidence and preference for the Pro Parts output these systems provide Our growing installed base, coupled with the integration of our new systems with proprietary materials' cartridges, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems The stability of our revenue base should improve as consumables' sales rise as a percentage of the product mix relative to systems We successfully remediated most of our previously reported material weaknesses save for two remaining ones that are discussed in our Form 10-K. We encourage you to read item 9A in our 2007 Form 10-K for more details. We plan to complete our remediation of them in 2008. Stronger balance sheet enhances our financial strength and flexibility We continue to transform our company and the way we do business to achieve a strong record of sustained growth and profitability

We have resolved the causes for our previously announced rollout delays We have commenced selected shipments to hearing aid customers Initial hearing aid customer reception is favorable We plan to commence with selective general purpose reseller shipments before the end of March We anticipate continued managed phase rollout through the middle of 2008 Due to the relative low price per unit and managed rollout plan we do not anticipate V-Flash(tm) to be a material revenue contributor during 2008 (tm)

Mass-production of high definition parts and patterns Patented and proprietary Multi-Jet Modeling technology Unmatched part fidelity, best in class details and surfaces Hands-free support removal Direct-investment castable materials Higher productivity through proprietary part nesting/stacking Dual modes of operation: high-speed production with exceptional surface quality sharper, finer feature details suitable for investment casting of fine jewelry and other small metal components

Introducing New Pro Direct Metal Systems

- **Systems**
  - Sinterstation® Pro DM100 SLM System
  - Sinterstation® Pro DM250 SLM System
- **New DuraForm Metal Materials**
  - DuraForm® Al-Aluminum for aerospace and automotive
  - DuraForm® Ti-Titanium for medical and dental
  - DuraForm® Co-Cobalt Chrome for dental
  - DuraForm® Ss-Stainless Steel for general purpose parts
  - DuraForm® Tl Tool Steel for tooling


SINTERSTATION® Pro DM250
SLS® System



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3M ESPE Lava(tm) Precision Solutions The new Lava(tm) Chairside Oral Scanner "C.O.S. " Offers dentists the ability to capture high speed and precise digital impressions to feed into a wide range of digital production technologies. Uniquely positions doctors and labs for the future of digital dentistry. 3D Systems Viper(tm) Pro system was selected as the manufacturing platform of choice for the C.O.S. project 3M anticipates rolling out this solution during the second half of 2008 3M ESPE announced its strategic intent to further expand the Lava(tm) platform to provide multiple materials and indications for lab and dentist customers - including wax and resin patterns, laser sintered metal and custom implant abutment solutions. To meet this goal, 3M plans to "selectively open" the Lava (tm) Scan ST Design System so it can work as the front-end to other production systems. 3D Systems expects to benefit from this initiative

Anatomic Wax-Patterns Through Sirona infiniDent Sirona Dental Systems offers anatomic wax-patterns to their Lab/inEos users through infiniDent using 3D Systems InVision(r) and Projet(tm) DP 3-D Modelers.

Our Digital Manufacturing Solution: Uses all CoCr alloys, stainless, titanium Precise material quantity = no waste High precision through digital technology Less finishing than with cast products Traditional Alternatives: Casting process for mass production not economical Cobalt - chrome (CoCr) alloys difficult to machine Expensive process Direct Metal Dental Solutions

Long-Term Target Model Remains Unchanged Assumptions: Revenue ~ $150 million Status: @$156 Million as of YE 2007 Recurring revenue from materials ~ 55-65% of total revenue Status @ 40% as of YE 2007

Always Looking Ahead Transitioning From Restructuring To Profitable Growth 28 Meeting customers' needs Leading in innovation through technology Improving financial strength and flexibility Developing new products and categories Growing globally Creating new marketplace applications Rapid Manufacturing 3-D Modeling Providing measurable value, customers and stockholders

Question and Answer Session Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions. All questions must be directed through the teleconference portion of this call. Questions via the web will not be accepted.

Thank You For Participating A recording of this Webcast will be available two hours after completion of the call. To access the recording, dial 1-888-203- 1112 (or 719-457-0820 from outside the United States) and enter the confirmation code, 4467834 A replay of this Webcast will be available approximately 90 minutes after the call on the 3D Systems Investor Relations web site www.3dsystems.com/ir.